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                                                                      EXHIBIT 21
                           SUBSIDIARIES OF REGISTRANT

PART I.  AS OF DECEMBER 31, 2000
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
Name                                                          State or Jurisdiction of Incorporation
----                                                          ---------------------------------------
                                                              or Organization
                                                              ---------------
Comerica Investment Services, Inc.                            Michigan
Comerica Capital Markets Corporation                          Michigan
Comerica Insurance Services, Inc.                             Michigan
Comerica Insurance Group, Inc.                                Michigan
Comerica Securities, Inc.                                     Michigan
Wilson, Kemp & Associates, Inc.                               Michigan
WAM Holdings, Inc.                                            Delaware
WAM Holdings II, Inc.                                         Delaware
Comerica Financial Incorporated                               Michigan
(f/n/a/ Comerica AutoLease, Inc.)
Project 10A, LLC                                              Michigan
VRB Corp.                                                     Michigan
Comerica International Corporation                            U.S.
Comerica Trust Company of Bermuda, Ltd.                       Bermuda
CMA Insurance Services of Texas Incorporated                  Texas
(f/k/a CMA Insurance Services, Inc.)
Comerica Holdings Incorporated                                Delaware
CMT Holdings, Inc.                                            Texas
Comerica Merchant Services, Inc.                              Delaware
Interstate Select Insurance Services, Inc.                    California
Comerica Assurance Ltd.                                       Bermuda
Comerica Corporate Services Incorporated                      Michigan
Comerica Reinsurance Company, Ltd.                            British Virgin Islands
Comerica Properties Corporation                               Michigan
Professional Life Underwriters Services, Inc.                 Michigan
Comerica Trade Services Limited                               Hong Kong
Comerica Leasing Corporation                                  Michigan
Comerica Management Company                                   Michigan
Comerica Networking, Inc.                                     Michigan
Comerica Equities Incorporated                                Delaware
Comerica Coastal Incorporated                                 Delaware
Comerica West Incorporated                                    Delaware
Comerica West Financial Incorporated                          Delaware
Comerica West Enterprises Incorporated                        Delaware
Munder Capital Management                                     Delaware
World Asset Management                                        Delaware
Munder UK, L.L.C.                                             Delaware
Comerica Bank-Mexico, S.A.                                    Mexico
Comerica Bank-California                                      California
Comerica Bank-Texas                                           Texas
Comerica Bank, National Association                           United States
Comerica Bank& Trust, National Association                    United States
Comerica Bank-Canada                                          Canada
Comerica Bank                                                 Michigan
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PART II.  AS OF JANUARY 31, 2001

Name                                                          State or Jurisdiction of Incorporation
----                                                          ---------------------------------------
                                                              or Organization
                                                              ---------------
Comerica Investment Services, Inc.                            Michigan
Comerica Capital Markets Corporation                          Michigan
Comerica Insurance Services, Inc.                             Michigan
Comerica Insurance Group, Inc.                                Michigan
Comerica Securities, Inc.                                     Michigan
Wilson, Kemp & Associates, Inc.                               Michigan
WAM Holdings, Inc.                                            Delaware
WAM Holdings II, Inc.                                         Delaware
Comerica Financial Incorporated                               Michigan
(f/n/a/ Comerica AutoLease, Inc.)
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